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                             STOCK OPTION AGREEMENT

     THIS STOCK OPTION AGREEMENT is made as of the 1st day of August, 1995, by and between AMERICAN TECHNOLOGIES GROUP, INC., a Nevada corporation (hereinafter called the "Company"), and HIGH GROWTH CAPITAL GROUP, a California corporation (hereinafter called "HIGH GROWTH").

     1. GRANT OF OPTION. Subject to and upon the terms and conditions set forth in this Agreement, the Company hereby grants to HIGH GROWTH, as of the date hereof (the "Grant Date"), a stock option to purchase up to 25,000 shares of the Company's Common Stock (the "Optioned Shares") from time to time during the option term at an exercise price of $1.33 per share.

     2. OPTION TERM. This Option shall be exercisable during the one year period commencing on the first anniversary of the Grant Date.

     3. TRANSFERABILITY. This Option shall be neither transferable nor assignable by HIGH GROWTH, either voluntarily or involuntarily, except to (i) the current shareholder of HIGH GROWTH or (ii) otherwise with the written consent of the Company; such transferees or assigns being subject to the provisions hereof. The Optioned Shares, if acquired, shall not be transferred, encumbered, alienated or disposed, by gift or otherwise, except as may be permitted by law. In order to reflect any restrictions on disposition of the Optioned Shares, the stock certificates for such shares will be endorsed with the a legend substantially as follows:

     THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED PURSUANT TO THE SECURITIES ACT OF 1933 OR APPLICABLE STATE LAW, AND MAY NOT BE SOLD, ASSIGNED OR OTHERWISE TRANSFERRED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION THEREUNDER OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER TO THE EFFECT THAT SUCH REGISTRATION IS NOT REQUIRED.

     4.   ADJUSTMENT IN OPTION SHARES.

          (a) In the event any change is made to the Common Stock issuable hereunder by reason of any stock split, stock dividend, combination of shares, or other change affecting the outstanding Common Stock as a class without receipt of consideration, then appropriate adjustments will be made to (i) the total number of Optioned Shares subject to this option and (ii) the option price payable per share in order to reflect such

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change and thereby preclude a dilution or enlargement of benefits hereunder.

          (b) If the Company is the surviving entity in any merger or other business combination, then this option, if outstanding immediately after such merger or other business combination shall be appropriately adjusted to apply and pertain to the number and class of securities to which HIGH GROWTH immediately prior to such merger or other business combination would have been entitled to receive in the consummation of such merger or other business combination.

     5.   SPECIAL TERMINATION OF OPTION.

          (a) In the event of one or more of the following transactions (a "Corporate Transaction"):

               (i) a merger or acquisition in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the state of the Company's incorporation;

               (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company; or

               (iii) any other corporate reorganization or business combination in which fifty percent (50%) or more of the Company's outstanding voting stock is transferred, or exchanged through merger, to different holders in a single transaction or a series of related transactions;

then this Option shall terminate upon the consummation of such Corporate Transaction and cease to be exercisable, unless it is expressly assumed by the successor corporation or parent thereof. The Company shall provide HIGH GROWTH with at least thirty (30) days prior written notice of the specified date for the Corporate Transaction. The Company can give no assurance that the options shall be assumed by the successor corporation or its parent company.

          (b) This Agreement shall not in any way affect the right of the Company to make changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or sell or transfer all or any part of its business or assets.

     6. PRIVILEGE OF STOCK OWNERSHIP. The holder of this Option shall not have any of the rights of a shareholder with respect to the Optioned Shares until such individual shall have exercised the option and paid the option price in accordance with this Agreement.

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     7.   MANNER OF EXERCISING OPTION.

          (a) In order to exercise this Option with respect to all or any part of the Optioned Shares, the holder hereof must take the following actions:

               (i) Deliver to the Secretary of the Company an Exercise Notice (the "Notice"); and

               (ii) Pay the aggregate option price for the purchased shares in cash.

          (b) This Option shall be deemed to have been exercised with respect to the number of Optioned Shares specified in the Purchase Agreement at such time as the Notice for such shares shall have been delivered to the Company and all other conditions of this Paragraph have been fulfilled. Payment of the option price shall immediately become due and shall accompany the Notice. As soon thereafter as practical, the Company shall mail or deliver to HIGH GROWTH or to the other person or persons exercising this option a certificate or certificates representing the shares so purchased and paid for.

     8.   COMPLIANCE WITH LAWS AND REGULATIONS.

          (a) The exercise of this option and the issuance of Optioned Shares upon such exercise shall be subject to compliance by the Company and HIGH GROWTH with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange on which shares of the Company's Common Stock may be listed at the time of such exercise and issuance.

          (b) In connection with the exercise of this Option, HIGH GROWTH shall execute and deliver to the Company such representations in writing as may be requested by the Company in order for it to comply with the applicable requirements of federal and state securities laws.

     9.   HIGH GROWTH'S AND SHAREHOLDER'S REPRESENTATIONS:

          HIGH GROWTH and Everett Gust ("Gust"), hereby represent and warrant to the Company as follows, each of which representation and warranty is material and is being relied upon by the Company and each of which is true at and as of the date hereof and will be true upon exercise of the Option:

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          9.1  INVESTMENT INTENT.  HIGH GROWTH is acquiring the Option and will acquire the Optioned Shares, if at all, for its own account and not with a view to their resale or distribution and that HIGH GROWTH is prepared to hold the Option and the Optioned Shares for an indefinite period and has no present intention to sell, distribute or grant any participating interests in the Option or the Optioned Shares. HIGH GROWTH hereby acknowledges the fact that the Option and the Optioned Shares will not be registered under the Securities Act of 1933, as amended (the "1933 Act") or applicable state securities laws.

          9.2 RESTRICTED SECURITIES. that HIGH GROWTH has been informed that the Option and the Optioned Shares may not be resold or transferred unless first registered under applicable Federal and State securities laws unless an exemption from such registration is available and the Company has consented to such transfer. Accordingly, HIGH GROWTH hereby acknowledges that it is prepared to hold the Option and the Optioned Shares for an indefinite period of time.

          9.3 HIGH GROWTH'S AND SHAREHOLDER'S KNOWLEDGE. that HIGH GROWTH and Gust have a preexisting business or personal relationship with the Company, that they are aware of the business affairs and financial condition of the Company and that they have such knowledge and experience in business and financial matters with respect to companies in business similar to the Company to enable them to evaluate the risks of the prospective investment and to make an informed investment decision with respect thereto. HIGH GROWTH and Gust further acknowledges that the Company has made available to them the opportunity to ask questions and receive answers from the Company concerning the terms and conditions of the issuance of the Option and the Optioned Shares and that they could be reasonably assumed to have the capacity to protect their own interests in connection with such investment.

          9.4 SPECULATIVE INVESTMENT. that HIGH GROWTH realizes that its purchase of the Option and the Optioned Shares will be a speculative investment and that HIGH GROWTH and Gust are able, without impairing their financial condition, to hold the Option and the Optioned Shares for an indefinite period of time and to suffer a complete loss of their investment.

          9.5  SHAREHOLDERS.  that Gust is the only shareholder of HIGH GROWTH.

     10. PIGGYBACK REGISTRATION RIGHTS: If at any time the Company shall file a registration statement (the "Registration Statement") with the Securities and Exchange Commission covering shares of the Company's capital stock, the Company shall promptly

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give written notice to HIGH GROWTH and shall use its best efforts to include in the Registration Statement all of the Option Shares specified in a written request by HIGH GROWTH, made within 30 days after receipt of such written notice. If the registration for which the Company gives notice is for an underwritten public offering, then the Company shall so notify HIGH GROWTH. In such event, the right of HIGH GROWTH to registration pursuant hereto shall be subject to the determination of the underwriter as to the maximum number of shares of Common Stock to include in the registration. If the underwriter places a limitation on the number of shares to be included in the registration, the number of shares to be included in the registration for the benefit for all shareholders requesting registration shall be reduced pro rata.

     11. SUCCESSORS AND ASSIGNS. Except to the extent otherwise provided in Paragraph 3, the provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of HIGH GROWTH and the successors and assigns of the Company.

     12. LIABILITY OF THE COMPANY. The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Common Stock pursuant to this option without the imposition of requirements unacceptable to the Company in its reasonable discretion shall relieve the Company of any liability with respect to the non-issuance or sale of the Common Stock as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals.

     13. NOTICES. Any notice required to be given or delivered to the Company under the terms of this Agreement shall be in writing and addressed to the Company in care of its Corporate Secretary at its corporate office. Any notice required to be given or delivered to HIGH GROWTH shall be in writing and addressed to HIGH GROWTH at the address indicated below HIGH GROWTH's signature line on this Agreement. All notices shall be deemed to have been given or delivered upon personal delivery or upon deposit in the U.S. mail, postage prepaid and properly addressed to the party to be notified.

     14. WITHHOLDING. HIGH GROWTH acknowledges that, upon any exercise of this Option, the Company shall have the right to require HIGH GROWTH to pay to the Company an amount equal to the amount the Company is required to withhold as a result of such exercise for federal and state income tax purposes.

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     15.  GOVERNING LAW.  The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of California.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by a duly authorized officer and HIGH GROWTH has caused this Agreement to be executed by a duly authorized officer and Gust has executed this Agreement individually, all as of the day and year indicated above.

American Technologies Group, Inc.,
a Nevada corporation


By:/S/ John Collins
   ----------------
   John Collins
   Chief Executive Officer
   1017 South Mountain Ave.
   Monrovia, California  91016


HIGH GROWTH CAPITAL GROUP,
a California corporation


By:/s/ Everett Gust
   ----------------
   Everett Gust
   President
   485 E, 17th., #600
   Costa Mesa, California  92627



/s/ Everett Gust
----------------
Everett Gust,
individually, as to Section 9


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